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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 29, 1998


                         MORTON INDUSTRIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)




           Georgia                       0-13198              38-0811650
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State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization          File Number)       Identification No.)


1021 West Birchwood, Morton, Illinois                            61550
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     (Address of principal executive offices)                  (Zip Code)


      (Registrant's telephone number, including area code     309-266-7176



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         (Former name or former address, if changed since last report.)




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                 ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     MID-CENTRAL PLASTICS, INC. ACQUISITION

    As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 12, 1998, the Company acquired all of the issued and outstanding capital stock of Mid-Central Plastics, Inc., of West Des Moines, Iowa, on May 29, 1998. This Current Report on Form 8-K/A amends the earlier filing by adding the financial statements identified in Item 7.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following financial statements are filed as Exhibits to this Form 8-K/A:


              Exhibit No.                       Document
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
                 99.1          Audited Financial Statements of Mid-Central
                               Plastics, Inc., for the period ended
                               May 29, 1998
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                 99.2          Audited Financial Statements of Mid-Central
                               Plastics, Inc., for the years ended
                               December 31, 1997, 1996, and 1995
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                 99.3          Pro Forma Condensed Combined Balance Sheet
                               and Statement of Earnings
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




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORTON INDUSTRIAL GROUP, INC.

                                      (Registrant)




Date: August 11, 1998           By:
                                   ----------------------------------------
                                      Daryl R. Lindemann
                                      Vice President-Finance, Secretary,
                                      And Treasurer




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                                 EXHIBIT INDEX

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
                 99.1          Audited Financial Statements of Mid-Central
                               Plastics, Inc., for the period ended
                               May 29, 1998
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                 99.2          Audited Financial Statements of Mid-Central
                               Plastics, Inc., for the years ended
                               December 31, 1997, 1996, and 1995
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                 99.3          Pro Forma Condensed Combined Balance Sheet
                               and Statement of Earnings
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




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